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                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                             TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made and entered into as of March 6, 1998 (this "Amendment") by and among USA WASTE SERVICES, INC., a Delaware corporation (the "Borrower"), THE GUARANTORS, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BOA"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York state banking association (in its individual capacity, "MGT"), and each of the other financial institutions party to the Credit Agreement defined below (collectively with BOA and MGT, the "Banks"), and MGT as administrative and documentation agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Guarantors, the Banks, and the Agents have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of August 7, 1997 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the Banks, the Agents, the Guarantors, and the Borrower have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. AMENDMENT TO Section 9.2. Section 9.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  Section 9.2. DEBT TO TOTAL CAPITALIZATION. The ratio of Funded Debt to Consolidated Total Capitalization shall not at any time exceed
         (a) 0.62:1 from March 6, 1998 through December 31, 1998 or (b) 0.58:1 thereafter.

         Section 2. NO EVENT OF DEFAULT. The Borrower represents and warrants to the Agents and the Banks that no Default or Event of Default has occurred and is continuing.

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                                      -2-


         Section 3. EFFECTIVENESS. This Amendment shall become effective upon its execution and delivery by the Borrower, the Guarantors, and the Majority Banks (the "Effective Date").

         Section 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

         Section 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

         Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID JURISDICTION, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.


                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.


                                      THE BORROWER AND GUARANTORS:

                                      USA WASTE SERVICES, INC.


                                      By: /s/ RONALD H. JONES
                                         -------------------------------------
                                         Name: Ronald H. Jones
                                         Title: Vice President & Treasurer

                                      SANIFILL, INC.


                                      By: /s/ RONALD H. JONES
                                         -------------------------------------
                                         Name: Ronald H. Jones
                                         Title: Vice President & Treasurer

                                      UNITED WASTE SYSTEMS, INC.


                                      By: /s/ RONALD H. JONES
                                         -------------------------------------
                                         Name: Ronald H. Jones
                                         Title: Vice President & Treasurer


                                      THE BANKS AND AGENTS:

                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK,
                                        individually and as Administrative Agent


                                      By: /s/ CHRISTOPHER C. KUNHARDT
                                         -------------------------------------
                                         Christopher C. Kunhardt
                                         Vice President

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                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                      By: /s/ ROBERT P. ROSPIERSKI
                                         -------------------------------------
                                         Name: Robert P. Rospierski
                                         Title: Managing Director

                                      ABU DHABI INTERNATIONAL BANK


                                      By: /s/ NAGY S. KOLTA
                                         -------------------------------------
                                         Name: Nagy S. Kolta
                                         Title: Senior Vice President


                                      By: /s/ MICHAEL L. YOUNG
                                         -------------------------------------
                                         Name: Michael L. Young
                                         Title: Executive Vice President


                                      ABN AMRO BANK, N.A.


                                      By: /s/ LAURIE C. TUZO
                                         -------------------------------------
                                         Name: Laurie C. Tuzo
                                         Title: Group Vice President


                                      By: /s/ ERIC R. HOLLINGSWORTH
                                         -------------------------------------
                                         Name: Eric R. Hollingsworth
                                         Title: Assistant Vice President

                                      BANCA COMMERCIALE ITALIANA, LOS
                                      ANGELES FOREIGN BRANCH


                                      By: /s/ RICHARD E. IWANICKI
                                         -------------------------------------
                                         Name: Richard E. Iwanicki
                                         Title: Vice President


                                      By: /s/ E. BOMBIERI
                                         -------------------------------------
                                         Name: E. Bombieri
                                         Title: Vice President & Manager

                                      BANK AUSTRIA AKTIENGESELLSCHAFT


                                      By: /s/ JEANINE B. LONG
                                         -------------------------------------
                                         Name: Jeanine B. Long
                                         Title: Vice President


                                      By: /s/ J.D. SEARY
                                         -------------------------------------
                                         Name: J.D. Seary
                                         Title: Vice President

                                      BANKBOSTON, N.A.


                                      By: /s/ ARTHUR J. OBERHEIM
                                         -------------------------------------
                                         Name: Arthur J. Oberheim
                                         Title: Vice President

                                      BANK OF MONTREAL


                                      By: /s/ LEON H. SINCLAIR
                                         -------------------------------------
                                         Name: Leon H. Sinclair
                                         Title: Director


                                      BANQUE NATIONALE DE PARIS

                                      By: /s/ MIKE STRYOCK
                                         -------------------------------------
                                         Name: Mike Stryock
                                         Title: Vice President

                                      THE BANK OF NEW YORK


                                      By: /s/ ALAN F. LYSTER, JR.
                                         -------------------------------------
                                         Name: Alan F. Lyster, Jr.
                                         Title: Vice President

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                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ M.D. SMITH
                                         -------------------------------------
                                         Name: M.D. Smith
                                         Title: Agent Operations

                                      THE BANK OF TOKYO-MITSUBISHI, LTD.


                                      By: /s/ J. MEARNS
                                         -------------------------------------
                                         Name: J. Mearns
                                         Title: Vice President & Manager

                                      BANK ONE, TEXAS, N.A.


                                      By: /s/ PETE CAREY
                                         -------------------------------------
                                         Name: Pete Carey
                                         Title: Vice President

                                      BANQUE PARIBAS


                                      By: /s/ LARRY ROBINSON
                                         -------------------------------------
                                         Name: Larry Robinson
                                         Title: Vice President


                                      By: /s/ SUSAN C. BAKER
                                         -------------------------------------
                                         Name: Susan C. Baker
                                         Title: Vice President


                                      COMERICA BANK


                                      By: /s/ REGINALD M. GOLDSMITH, III
                                         -------------------------------------
                                         Name: Reginald M. Goldsmith, III
                                         Title: Vice President

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                                      CIBC INC.


                                      By: /s/ TIMOTHY DOYLE
                                         -------------------------------------
                                         Name: Timothy Doyle
                                         Title: Managing Director


                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By: /s/ ROBERT IVOSEVICH
                                         -------------------------------------
                                         Name: Robert Ivosevich
                                         Title: Senior Vice President


                                      THE DAI-ICHI KANGYO BANK, LTD.


                                      By: /s/ MASAAKI ISHIKURA
                                         -------------------------------------
                                         Name: Masaaki Ishikura
                                         Title: Vice President



                                      DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLANDS BRANCHES


                                      By: /s/ JEAN M. HANNIGAN
                                         -------------------------------------
                                         Name: Jean M. Hannigan
                                         Title: Vice President



                                      By: /s/ SUSAN L. PEARSON
                                         -------------------------------------
                                         Name: Susan L. Pearson
                                         Title: Vice President


                                      DG BANK


                                      By: /s/ MARK K. CONNELLY
                                         -------------------------------------
                                         Name: Mark K. Connelly
                                         Title: Vice President



                                      By: /s/ TREVOR H. BROOKES
                                         -------------------------------------
                                         Name: Trevor H. Brookes
                                         Title: Assistant Vice President

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                                      THE FIRST NATIONAL BANK OF MARYLAND


                                      By: /s/ ANDREW W. FISH
                                         -------------------------------------
                                         Name: Andrew W. Fish
                                         Title: Vice President


                                      FLEET BANK, N.A.


                                      By: /s/ CHRISTOPHER J. MAYROSE
                                         -------------------------------------
                                         Name: Christopher J. Mayrose
                                         Title: Vice President


                                      THE FUJI BANK, LIMITED, HOUSTON
                                      AGENCY


                                      By: /s/ NATE ELLIS
                                         -------------------------------------
                                         Name: Nate Ellis
                                         Title: Vice President & Manager


                                      HIBERNIA NATIONAL BANK


                                      By: /s/ TROY J. VILLAFARRA
                                         -------------------------------------
                                         Name: Troy J. Villafarra
                                         Title: Vice President


                                      THE INDUSTRIAL BANK OF JAPAN
                                       TRUST COMPANY


                                      By: /s/ KAZUTOSHI KUWAHARA
                                         -------------------------------------
                                         Name: Kazutoshi Kuwahara
                                         Title: Executive Vice President

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                                      KREDIETBANK, N.V.


                                      By: /s/ ROBERT SNAUFFER
                                         -------------------------------------
                                         Name: Robert Snauffer
                                         Title: Vice President



                                      By: /s/ TOD R. ANGUS
                                         -------------------------------------
                                         Name: Tod R. Angus
                                         Title: Vice President


                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION


                                      By: /s/ HACHIRO HOSODA
                                         -------------------------------------
                                         Name: Hachiro Hosoda
                                         Title: Deputy General Manager


                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ PHILIP K. LIEBSCHER
                                         -------------------------------------
                                         Name: Philip K. Liebscher
                                         Title: Vice President


                                      ROYAL BANK OF CANADA


                                      By: /s/ GORDON MACARTHUR
                                         -------------------------------------
                                         Name: Gordon MacArthur
                                         Title: Manager


                                      THE SANWA BANK LIMITED


                                      By: /s/ MATTHEW G. PATRICK
                                         -------------------------------------
                                         Name: Matthew G. Patrick
                                         Title: Vice President

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                                      THE SUMITOMO BANK OF CALIFORNIA


                                      By: /s/ SHUJI ITO
                                         -------------------------------------
                                         Name: Shuji Ito
                                         Title: Vice President


                                      THE SUMITOMO BANK, LIMITED


                                      By: /s/ WILLIAM R. MCKOWN III
                                         -------------------------------------
                                         Name: William R. McKown III
                                         Title: Vice President and Manager


                                      THE SUMITOMO TRUST & BANKING
                                      CO., LTD., LOS ANGELES AGENCY


                                      By: /s/ ELEANOR CHAN
                                         -------------------------------------
                                         Name: Eleanor Chan
                                         Title: Manager & Vice President


                                      SUNTRUST BANK, ATLANTA


                                      By: JOHN A. FIELDS, JR.
                                         -------------------------------------
                                         Name: John A. Fields, Jr.
                                         Title: Vice President



                                      By: /s/ STEVEN J. NEWBY
                                         -------------------------------------
                                         Name: Steven J. Newby
                                         Title: Corporate Banking Officer


                                      CHASE BANK OF TEXAS, N.A.


                                      By: /s/ MICHAEL ONDEUCH
                                         -------------------------------------
                                         Name: Michael Ondeuch
                                         Title: Vice President

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                                      TORONTO DOMINION (TEXAS), INC.


                                      By: /s/ NEVA NESBITT
                                         -------------------------------------
                                         Name: Neva Nesbitt
                                         Title: Vice President


                                      WACHOVIA BANK, N.A.


                                      By: /s/ STEVEN M. TAKEI
                                         -------------------------------------
                                         Name: Steven M. Takei
                                         Title: Senior Vice President


                                      WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION


                                      By: /s/ NIPUL V. PATEL
                                         -------------------------------------
                                         Name: Nipul V. Patel
                                         Title: Relationship Manager


                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH


                                      By: /s/ RICHARD R. NEWMAN
                                         -------------------------------------
                                         Name: Richard R. Newman
                                         Title: Vice President



                                      By: /s/ JAMES VENEAM
                                         -------------------------------------
                                         Name: James Veneam
                                         Title: Analyst